Scout Funds
Scout Stock Fund
Scout Mid Cap Fund
Scout Small Cap Fund
Scout TrendStar Small Cap Fund
Scout International Fund
Scout International Discovery Fund
Scout Bond Fund

Supplement dated March 11, 2011 to the
Prospectus and Statement of Additional Information (“SAI”) dated October 31, 2010

In connection with the acquisition of Reams Asset Management Company, LLC (“Reams”) by Scout Investments, Inc. (the “Advisor”) and the Reams fixed income portfolio management team joining the Advisor on November 30, 2010, it is proposed that the Frontegra Columbus Core Fund series (the “Frontegra Core Fund”) of Frontegra Funds, Inc. (“Frontegra”) will be reorganized with and into the Scout Bond Fund and the Frontegra Columbus Core Plus Fund series (the “Frontegra Core Plus Fund” and, together with the Frontegra Core Fund, the “Frontegra Funds”) of Frontegra will be reorganized with and into the newly created Scout Core Plus Bond Fund.  The reorganizations are subject to approval by the shareholders of the Frontegra Funds.  The Frontegra Funds shareholder meeting is scheduled for April of 2011.

The Reams Asset Management division within the Advisor has been managing the Scout Bond Fund since December 1, 2010 within the Scout Bond Fund’s stated investment policies, while employing their strategy of seeking to benefit from volatility or valuation discrepancies.  In connection with the reorganization, the Scout Bond Fund’s name has been changed to the “Scout Core Bond Fund” and the Scout Bond Fund’s investment objective, policies and strategies have been conformed to those of the Frontegra Core Fund.  Accordingly, all information relating to the Scout Bond Fund contained in the Prospectus and SAI dated October 31, 2010 has been superseded by the information contained in the new Prospectus and SAI relating to the Scout Core Bond Fund and the Scout Core Plus Bond Fund dated March 11, 2011.

You should keep this Supplement for future reference.  Additional copies of the Prospectus and SAI dated October 31, 2010 and copies of the Scout Core Bond Fund and Scout Core Plus Bond Fund Prospectus dated March 11, 2011 may be obtained free of charge by calling (800) 996-2862.